Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Marketfield Fund
A series of Trust for Professional Managers

Supplement dated September 1, 2020 to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
dated April 30, 2020, As Supplemented

The Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust”), based upon the recommendation of Marketfield Asset Management LLC (the “Adviser”), the investment adviser to Marketfield Fund (the “Fund”), a series of the Trust, has determined to close and liquidate the Class R6 shares of the Fund. The Board concluded that it would be in the best interests of the Fund and its Class R6 shareholders that Class R6 shares of the Fund be closed and liquidated effective as of the close of business on November 30, 2020 (the “Liquidation Date”).

The Board approved a Plan of Liquidation (the “Plan”) that determines the manner in which Class R6 shares will be liquidated. Pursuant to the Plan and in anticipation of the Class R6 shares’ liquidation, Class R6 shares will be closed to new purchases, subject to any exceptions approved by the Trust officers in their sole discretion, effective as of the close of business on September 4, 2020. However, any distributions declared to shareholders of Class R6 shares after September 4, 2020 and until the close of trading on the New York Stock Exchange on the Liquidation Date will be automatically reinvested in additional Class R6 shares unless a shareholder specifically requests that such distributions be paid in cash. Although Class R6 shares will be closed to new purchases as of September 4, 2020, you may continue to redeem your Class R6 shares until the Liquidation Date, as described under the section titled “How to Redeem Shares” in the Fund’s Prospectus. The Fund’s other share Classes will remain open and available for purchase after the Liquidation Date, as described in “How to Purchase Shares” in the Fund’s Prospectus.

Pursuant to the Plan, if the Fund has not received your redemption request or other instruction prior to the close of business on the Liquidation Date, your shares will be redeemed and you will receive proceeds representing your proportionate interest in the net assets of Class R6 shares as of the Liquidation Date, subject to any required withholdings. As is the case with any redemption of Class R6 shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account, the redemption proceeds may not be subject to current income taxation. You should consult with your tax advisor on the consequences of this redemption to you. If, for example, you hold your shares in an individual retirement account (an “IRA”), you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status. You must notify the Fund at 1-800-311-MKTD (6583) prior to November 30, 2020 of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

Shareholder inquiries should be directed to the Fund at 1-800-311-MKTD (6583).

Please retain this supplement with your Summary Prospectus, Prospectus and SAI.